Exhibit 10.2

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of February 14, 2013  by and among LUBY’S, INC., a Delaware corporation (the “Company”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.           The Company, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of November 9, 2009, as amended by instruments dated as of January 31, 2010, July 26, 2010, September 30, 2010, October 31, 2010, August 25, 2011 and October 20, 2011.  Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”.  Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B.           The Company, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent do hereby agree as follows:

SECTION 1. Amendment to Credit Agreement.  Section 6.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 6.13  Capital Expenditures.  The Borrower will not, and will not permit any other Loan Party to, make a Capital Expenditure if, after giving effect to such Capital Expenditure, (a) any Event of Default is then existing or would arise as a result of the applicable Capital Expenditure or (b) aggregate Capital Expenditures for the Borrower’s 2011 fiscal year would exceed $15,000,000 or aggregate Capital Expenditures for any subsequent fiscal year of the Borrower would exceed the lesser of (i) $38,000,000 or (ii) the sum of (x) an amount equal to one hundred thirty percent (130%) of EBITDA for immediately preceding fiscal year of the Borrower plus (y) any unused availability for Capital Expenditures from the immediately preceding fiscal year (but not from any earlier fiscal year).  Acquisitions permitted under the terms and provisions of Section 6.14 hereof shall not be treated as Capital Expenditures for purposes of this Section.

SECTION 2. Ratification.  Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Company hereby reaffirms all covenants, representations and warranties in the Credit Agreement.

SECTION 3. Expenses.  The Company shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.

SECTION 4. Certifications.  The Company hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Company has occurred and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

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SECTION 5. Miscellaneous.  This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.  The headings herein shall be accorded no significance in interpreting this Amendment.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Company, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

LUBY’S, INC.,
a Delaware corporation

By:	/s/ Christopher J. Pappas
Christopher J. Pappas,
President and Chief Executive Officer

The undersigned Subsidiaries of the Borrower hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to this Amendment, and to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment.

LUBY’S HOLDINGS, INC.,
a Delaware corporation
LUBY’S LIMITED PARTNER, INC.,
a Delaware corporation,
LUBCO, INC.,
a Delaware corporation,
LUBY’S MANAGEMENT, INC.,
a Delaware corporation
LUBY’S BEVCO, INC.,
a Texas corporation
LUBY’S FUDDRUCKERS RESTAURANTS, LLC, a Texas limited liability company
FUDDRUCKERS TULSA, LLC,
a Texas limited liability company
R. WES, INC.,
a Texas corporation
FUDDRUCKERS OF ANNAPOLIS, LLC,
a Maryland limited liability company
FUDDRUCKERS OF HOWARD COUNTY,
LLC, a Maryland limited liability company

By:	/s/ Christopher J. Pappas
Christopher J. Pappas,
President and Chief Executive Officer

PARADISE CHEESEBURGERS, LLC,
a Texas limited liability company
PARADISE RESTAURANT GROUP, LLC,
a Delaware limited liability company
CHEESEBURGER OF NEWARK, LLC,
a Delaware limited liability company
CHEESEBURGER OF FORT MEYERS, LLC,
a Florida limited liability company
CHEESEBURGER OF SANDESTIN, LLC,
a Florida limited liability company
CHEESEBURGER OF DOWNERS GROVE, LLC,
an Illinois limited liability company
CHEESEBURGER OF ALGONQUIN, LLC,
an Illinois limited liability company
CHEESEBURGER OF EVANSVILLE, LLC,
an Indiana liability company
CHEESEBURGER OF FISHERS, LLC,
an Indiana limited liability company
CHEESEBURGER OF SOUTHPORT, LLC,
an Indiana limited liability company
CHEESEBURGER OF TERRE HAUTE, LLC,
an Indiana limited liability company
CHEESEBURGER OF KANSAS CITY, LLC,
a Kansas limited liability company
CHEESEBURGER OF PASADENA, LLC,
a Maryland limited liability company
CHEESEBURGER OF CALIFORNIA, LLC,
a Maryland limited liability company
CHEESEBURGER IN PARADISE OF ANNE ARUNDEL COUNTY, INC.,
a Maryland corporation
CHEESEBURGER IN PARADISE OF ST. MARY’S COUNTY, LLC,
a Maryland limited liability company
CHEESEBURGER OF STERLING HEIGHTS, LLC,
a Michigan limited liability company
HIGH TIDES OF OMAHA, LLC,
a Nebraska limited liability company
CHEESEBURGER OF SEACAUCUS, LLC,
a New Jersey limited liability company
CHEESEBURGER OF WALLKILL, LLC,
a New York limited liability company
CHEESEBURGER OF HILLIARD, LLC,
a Ohio limited liability company
CHEESEBURGER OF MYRTLE BEACH, LLC,
a South Carolina limited liability company
CHEESEBURGER OF FREDERICKSBURG, LLC,
a Virginia limited liability company
CHEESEBURGER OF NEWPORT NEWS, LLC,
a Virginia limited liability company
CHEESEBURGER OF VIRGINIA BEACH, LLC,
a Virginia limited liability company
CHEESEBURGER OF WOODBRIDGE, LLC,
a Virginia limited liability company
CHEESEBURGER OF MIDDLETON, LLC,
a Wisconsin limited liability company

By:	/s/ Peter Tropoli
Peter Tropoli, President

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Missy Collura
Name:	Missy Collura
Title:	Vice President

AMEGY BANK, NATIONAL ASSOCIATION

By:	/s/ Kelly Nash
Name:	Kelly Nash
Title:	Assistant Vice President